EXHIBIT 32.01

Section 1350 Certification

In connection with this quarterly report of ML Select Futures I L.P. (the “Company”) on Form 10-Q for the quarter ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (this “Report”), I, Justin C. Ferri, Chief Executive Officer and President and Manager of Merrill Lynch Alternative Investments LLC, the general partner of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant of the Sarbanes-Oxley Act of 2002, that:

1. This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2010

By:	/s/ JUSTIN C. FERRI
Justin C. Ferri
Chief Executive Officer and President
(Principal Executive Officer)